CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Report of WSFS Financial Corporation (the "Company") on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Marvin N. Schoenhals, Chairman and President, and Mark A. Turner, Chief Operating Officer and Chief Financial Officer (Principal Accounting Officer), hereby certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1) This report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ MARVIN N. SCHOENHALS                     /s/ MARK A. TURNER
---------------------------------            -----------------------------------
Marvin N. Schoenhals                         Mark A. Turner
Chairman and President                       Chief Operating Officer and
                                             Chief Financial Officer


May 14, 2003




     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.